Exhibit 4.7

FIRST SUPPLEMENTAL INDENTURE

dated as of September 1, 2018

among

MARRIOTT OWNERSHIP RESORTS, INC.

ILG, LLC

THE GUARANTORS PARTY HERETO

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

6.500% Senior Notes due 2026

THIS FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of September 1, 2018, among MARRIOTT OWNERSHIP RESORTS, INC., a Delaware corporation (the “Issuer”), ILG, LLC, a Delaware limited liability company (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the Guarantors listed on Schedules I and II hereto (each an “Acquired Guarantor”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).

RECITALS

WHEREAS, in contemplation of the ILG Acquisition, the Issuer, the Guarantors party thereto and the Trustee entered into an Indenture, dated as of August 23, 2018 (the “Indenture”), relating to the Issuer’s 6.500% Senior Notes due 2026 (the “Notes”);

WHEREAS, Marriott Vacations Worldwide Corporation may, subject to certain conditions, cause ILG or one of its Wholly Owned Subsidiaries to become Co-Issuer of the Notes in connection with the consummation of the ILG Acquisition;

WHEREAS, as a condition to the purchase of the Notes by the Holders, the Issuer agreed pursuant to the Indenture to cause any Restricted Subsidiary (with certain exceptions) that guarantees certain indebtedness of any Issuer or any Guarantor following the Issue Date to provide a Note Guarantee.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2. The Co-Issuer, by its execution of this Supplemental Indenture, agrees to be a Co-Issuer under the Indenture and to be bound by the terms of the Indenture applicable to Co-Issuers or the Issuers.

Section 3. Each Acquired Guarantor, by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 10 thereof.

Section 4. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 5. This Supplemental Indenture may be signed in various counterparts which together shall constitute one and the same instrument.

Section 6. This Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this Supplemental Indenture shall henceforth be read together.

Section 7. The recitals and statements herein are deemed to be those of the Issuers and the Acquired Guarantors and not the Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the Guarantees provided by the Guarantors party to this Supplemental Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

MARRIOTT OWNERSHIP RESORTS, INC., as Issuer

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Vice President

ILG, LLC, as Co-Issuer

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture - New Notes]

THE GUARANTORS ON SCHEDULE I HERETO

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

INTERVAL ACQUISITION CORP.
S.O.I. ACQUISITION CORP., as Guarantors

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President and Chief Financial Officer

BEACH HOUSE DEVELOPMENT PARTNERSHIP, as Guarantor
By: HTS-Beach House, Inc., its managing
venturer

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

CDP INVESTORS, L.P., as Guarantor
By: CDP GP, Inc., its General Partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

CERROMAR DEVELOPMENT PARTNERS, L.P.,
S.E., as Guarantor
By: Cerromar Development Partners GP, Inc.,
its general partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

[Signature Page to the Supplemental Indenture - New Notes]

HTS-San Antonio, L.P., as Guarantor
By: HTS-San Antonio, Inc., its general partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

KEY WESTER LIMITED, as Guarantor
By: HTS-KW, Inc., its general partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

PELICAN LANDING TIMESHARE VENTURES LIMITED PARTNERSHIP, as Guarantor
By: HTS-Coconut Point, Inc., its general partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

VACATION OWNERSHIP LENDING, L.P., as Guarantor
By: Vacation Ownership Lending GP, Inc., its
general partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

VOL INVESTORS, L.P., as Guarantor
By: VOL GP, Inc., its general partner

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President

[Signature Page to the Supplemental Indenture - New Notes]

AQUA HOSPITALITY LLC
ASTON HOTELS & RESORTS FLORIDA, LLC
ILG MANAGEMENT, LLC
MAUI CONDO AND HOME, LLC
RQI HOLDINGS, LLC,
as Guarantors

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Manager

AQUA HOTELS & RESORTS, LLC DIAMOND HEAD MANAGEMENT LLC HOTEL MANAGEMENT SERVICES LLC KAI MANAGEMENT SERVICES LLC,
as Guarantors
By: Aqua Hospitality LLC, their Manager

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Manager

AQUA LUANA OPERATOR LLC, as Guarantor
By: Aqua Hospitality LLC, its Sole Member

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Manager

AQUA HOTELS AND RESORTS OPERATOR LLC, as Guarantor
By: Aqua Hospitality LLC, its Managing Member

By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Manager

[Signature Page to the Supplemental Indenture - New Notes]

FOH HOLDINGS, LLC, as Guarantor

By:	/s/ Angela K. Halladay
	Name:	Angela K. Halladay
	Title:	Assistant Secretary

RESORT MANAGEMENT FINANCE SERVICES, INC., as Guarantor

By:	/s/ James H Hunter, IV
	Name:	James H Hunter, IV
	Title:	President

AQUA-ASTON HOSPITALITY, LLC, as Guarantor

By:	/s/ Kelvin Bloom
	Name:	Kelvin Bloom
	Title:	Chief Executive Officer

REP HOLDINGS, LTD., as Guarantor

By:	/s/ Kelvin Bloom
	Name:	Kelvin Bloom
	Title:	President

[Signature Page to the Supplemental Indenture - New Notes]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ R. Tarnas
Name: R. Tarnas
Title: Vice President

[Signature Page to the Supplemental Indenture - New Notes]

SCHEDULE I

Aqua Hotels and Resorts, Inc.

Aqua-Aston Holdings, Inc.

CDP GP, Inc.

Cerromar Development Partners GP, Inc.

Coconut Plantation Partner, Inc.

Data Marketing Associates East, Inc.

Flex Collection, LLC

FOH Hospitality, LLC

Grand Aspen Holdings, LLC

Grand Aspen Lodging, LLC

Hawaii Vacation Title Services, Inc.

HPC Developer, LLC

HT-Highlands, Inc.

HTS-BC, L.L.C.

HTS-Beach House Partner, L.L.C.

HTS-Beach House, Inc.

HTS-Coconut Point, Inc.

HTS-Ground Lake Tahoe, Inc.

HTS-Key West, Inc.

HTS-KW, Inc.

HTS-Lake Tahoe, Inc.

HTS-Loan Servicing, Inc.

HTS-Main Street Station, Inc.

HTS-Maui, L.L.C.

HTS-San Antonio, Inc.

HTS-San Antonio, L.L.C.

HTS-Sedona, Inc.

HTS-Sunset Harbor Partner, L.L.C.

HTS-Windward Pointe Partner, L.L.C.

HV Global Group, Inc.

HV Global Management Corporation

HV Global Marketing Corporation

HVO Key West Holdings, LLC

IIC Holdings, Incorporated

ILG Shared Ownership, Inc.

Interval Holdings, Inc.

Interval International, Inc.

Interval Resort & Financial Services, Inc.

Interval Software Services, LLC

Kauai Blue, Inc.

Lagunamar Cancun Mexico, Inc.

Management Acquisition Holdings, LLC

Resort Sales Services, Inc.

Scottsdale Residence Club, Inc.

Sheraton Flex Vacations, LLC

St. Regis New York Management, Inc.

St. Regis Residence Club, New York Inc.

Vacation Ownership Lending GP, Inc.

Vacation Title Services, Inc.

VCH Communications, Inc.

VCH Consulting, Inc.

VCH Systems, Inc.

Vistana Acceptance Corp.

Vistana Aventuras, Inc.

Vistana Development, Inc.

Vistana Hawaii Management, Inc.

Vistana Management, Inc.

Vistana MB Management, Inc.

Vistana Portfolio Services, Inc.

Vistana PSL, Inc.

Vistana Residential Management, Inc.

Vistana Signature Experiences, Inc.

Vistana Signature Network, Inc.

Vistana Vacation Ownership, Inc.

Vistana Vacation Realty, Inc.

Vistana Vacation Services Hawaii, Inc.

VOL GP, Inc.

VSE Development, Inc.

VSE East, Inc

VSE Mexico Portfolio Services, Inc.

VSE Myrtle Beach, LLC

VSE Pacific, Inc.

VSE Trademark, Inc.

VSE Vistana Villages, Inc.

VSE West, Inc.

Westin Sheraton Vacation Services, Inc.

Windward Pointe II, L.L.C.

Worldwide Vacation & Travel, Inc.

WVC Rancho Mirage, Inc.

SCHEDULE II

Interval Acquisition Corp.

S.O.I. Acquisition Corp.

Beach House Development Partnership

CDP Investors, L.P.

Cerromar Development Partners, L.P., S.E.

HTS-San Antonio, L.P.

Key Wester Limited

Pelican Landing Timeshare Ventures Limited Partnership

Vacation Ownership Lending, L.P.

VOL Investors, L.P.

Aqua Hospitality LLC

Aston Hotels & Resorts Florida, LLC

ILG Management, LLC

Maui Condo and Home, LLC

RQI Holdings, LLC

Aqua Hotels & Resorts, LLC

Diamond Head Management LLC

Hotel Management Services LLC

Kai Management Services LLC

Aqua Luana Operator LLC

Aqua Hotels and Resorts Operator LLC

FOH Holdings, LLC

Resort Management Finance Services, Inc.

Aqua-Aston Hospitality, LLC

REP Holdings, Ltd.